SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF

SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

CALLWAVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	77-0490995
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

136 West Canon Perdido, Ste. A, Santa Barbara, CA	93101
(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box . ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement number to which this form relates: 333-115438

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.0001

(Title of class)

Item 1.	Description of Registrant’s Securities to be Registered.

The capital stock of CallWave, Inc. (the “Company”) to be registered is the Company’s common stock, par value $0.0001 (the “Common Stock”). The Company incorporates by reference the description of the Company’s Common Stock contained under the caption “Description of Capital Stock” in the final prospectus to be filed under Rule 424(b) in connection with the Company’s Registration Statement on Form S-1 (File Number 333-115438).

Item 2.	Exhibits

1.1	Certificate of Incorporation of the registrant.*

1.2	Amended and Restated Certificate of Incorporation of the registrant.**

1.3	Bylaws of the registrant.***

1.4	Form of Specimen Stock Certificate of the registrant’s Common Stock.****

*	Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 of the registrant filed with the Securities and Exchange Commission on May 13, 2004 (File No.: 333-115438).

**	Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 of the registrant filed with the Securities and Exchange Commission on September 27, 2004 (File No.: 333-115438).

***	Incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-1 of the registrant filed with the Securities and Exchange Commission on May 13, 2004 (File No.: 333-115438).

****	Incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 of the registrant filed with the Securities and Exchange Commission on June 30, 2004 (File No.: 333-115438).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 27, 2004	CALLWAVE, INC.

	BY:	/s/ David F. Hofstatter
David F. Hofstatter
President and Chief Executive Officer

Exhibit Index

1.1	Certificate of Incorporation of the Registrant.*

1.2	Amended and Restated Certificate of Incorporation of the Registrant.**

1.3	Bylaws of the Registrant.***

1.4	Form of Specimen Stock Certificate of the Registrant’s Common Stock.****

*	Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 of the Registrant filed with the Securities and Exchange Commission on May 13, 2004 (File No.: 333-115438).

**	Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 of the Registrant filed with the Securities and Exchange Commission on September 27, 2004 (File No.: 333-115438).

***	Incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-1 of the Registrant filed with the Securities and Exchange Commission on May 13, 2004 (File No.: 333-115438).

****	Incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Registration Statement on Form S-1 of the Registrant filed with the Securities and Exchange Commission on June 30, 2004 (File No.: 333-115438).

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